EXHIBIT 99.1

A.M. CASTLE & CO.	1420 Kensington Road Suite 220 Oak Brook, IL 60523 P: (847) 455-7111 F: (847) 241-8171
For Further Information:
-At ALPHA IR-
Analyst Contact
Chris Hodges or Chris Donovan
(312) 445-2870
Email: CASL@alpha-ir.com
Traded: OTCQB (CASL)
FOR IMMEDIATE RELEASE
June 5, 2017
A.M. CASTLE & CO. ANNOUNCES COMMITMENT LETTERS FOR POST-RESTRUCTURING AND DEBTOR-IN-POSSESSION CREDIT FACILITIES
Closing of Agreements with PNC Bank Will Provide Additional Funds to Support Business Operations and Growth Opportunities During Prepackaged Restructuring Proceeding and Thereafter
OAK BROOK, IL, June 5, 2017 - A. M. Castle & Co. (OTCQB: CASL) (the “Company” or “Castle”), a global distributor of specialty metal and supply chain solutions, today announced that it has executed commitment letters with PNC Bank, National Association for (1) a $125 million senior-secured, revolving credit facility (the “New ABL Facility”) that will close when Castle completes its prepackaged financial restructuring later this summer and will be utilized, in part, to repay certain existing debt; and (2) an $85 million senior-secured, revolving, debtor-in-possession credit facility (the “DIP Facility”), as needed, during the Company’s restructuring. The closing of the New ABL Facility and the DIP Facility are each subject to the closing conditions set forth in the respective commitment letters, including, without limitation, definitive documentation and bankruptcy court approval.
Executive Vice President and Chief Financial Officer Patrick Anderson commented, “We believe that reaching these agreements with PNC, an established lender to the metals industry, will be extremely advantageous to Castle as we complete our financial restructuring, allowing us to emerge a financially stronger company. PNC’s commitment to providing working capital at competitive rates will significantly reduce our cost of capital resulting in substantial cash interest savings of at least 70% from our current annualized rate of approximately $36 million which will help us deliver on our promise of growing our partnerships with our vendors and improving our service to our customers.”
As previously announced, the Company has solicited votes on its proposed Prepackaged Joint Chapter 11 Plan of Reorganization (the “Plan”) and expects to announce the results of the solicitation shortly. The Plan, supported by the Company’s existing liquidity and further buttressed by the DIP Facility, upon a closing thereof, provides that the Company will continue to operate business as usual, including paying all vendors in a timely manner, delivering product to its customers without any change in quality or on-time performance, and continuing to compensate its employees competitively and timely. When Castle completes its proceeding later this summer, anticipated to be within 45 to 60 days of commencement, the New ABL Facility will be used to refinance certain existing secured debt of the Company, any DIP Facility borrowing and will provide additional capital, supplementing funds contributed by certain new money notes, to support the Company’s uninterrupted operations as it emerges from bankruptcy court protection.
President and CEO Steve Scheinkman concluded, “We are very pleased that the path we laid out on April 7 continues to progress as we envisioned. These agreements with PNC are another step in delivering what we promised to all our stakeholders regarding the restructuring, and we look forward to announcing our next steps in the coming weeks and completing the restructuring this summer, as we originally planned.”
Additional details regarding the New ABL Facility and DIP Facility commitment letters can be found in the Company’s Current Report on Form 8-K, filed with the United States Securities & Exchange Commission on June 5, 2017.

EXHIBIT 99.1

About A. M. Castle & Co.
Founded in 1890, A. M. Castle & Co. is a global distributor of specialty metal and supply chain services, principally serving the producer durable equipment, commercial aircraft, heavy equipment, industrial goods, construction equipment, and retail sectors of the global economy. Its customer base includes many Fortune 500 companies as well as thousands of medium and smaller-sized firms spread across a variety of industries. It specializes in the distribution of alloy and stainless steels; nickel alloys; aluminum and carbon. Together, Castle and its affiliated companies operate out of 21 metals service centers located throughout North America, Europe and Asia. Its common stock is traded on the OTCQB® Venture Market under the ticker symbol "CASL".
Cautionary Statement on Risks Associated with Forward Looking Statements
Information provided and statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from our restructuring. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” “should,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include or relate to: our ability to timely conclude definitive documentation for, and to satisfy all conditions to the consummation of, the New ABL Facility or the DIP Facility, as the case may be; our ability to obtain sufficient acceptances in connection with our solicitation of debt holder support; our ability to obtain the bankruptcy court’s approval with respect to motions or other requests made in any necessary chapter 11 case, including approvals of the DIP Facility and/or the New ABL Facility; our ability to maintain strategic control as debtor-in-possession; the availability of the Bankruptcy Court for hearings on our motions, which may affect the timing of any required approvals and our emergence from any necessary chapter 11 case; our ability to confirm and consummate a chapter 11 plan of reorganization in any necessary chapter 11 case; the effects of the filing of any necessary chapter 11 case on our business and the interests of various constituents; the bankruptcy court’s rulings in any necessary chapter 11 case, as well the outcome of any such case in general; the length of time that we may operate under any necessary chapter 11 protection and the continued availability of operating capital during the pendency of any necessary chapter 11 case; risks associated with third party motions or objections in any necessary chapter 11 case, which may interfere with our ability to confirm and consummate a chapter 11 plan of reorganization; the potential adverse effects of any necessary chapter 11 case on our liquidity or results of operations; our ability to execute the Company’s business and financial reorganization plan; and increased advisory costs to execute our restructuring. Other factors include our ability to effectively manage our operational initiatives and restructuring activities, the impact of volatility of metals prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, our ability to successfully complete the remaining steps in our strategic refinancing process, and the impact of our substantial level of indebtedness, as well as including those risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, our Current Report on Form 8-K filed April 7, 2017, and our Quarterly Report on Form 10-Q for the first quarter ended March 31, 2017, filed on May 15, 2017. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.